UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported): June 1, 2023

Commission file number: 333-249533

FORTITUDE GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	85-2602691
(State of Other Jurisdiction of incorporation or Organization)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (719) 717-9825

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
N/A	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2023, Fortitude Gold Corporation (the “Company” or “Fortitude”) announced the promotion of Mr. Allan Turner to the Company’s Vice President of Exploration, effective June 1, 2023, upon the retirement of Barry Devlin.

Mr. Turner, age 51, joined Fortitude in September of 2021 and brings over 25 years of industry experience, ranging from greenfield exploration, including maiden resource development, to advanced brownfields environments, involving multi-disciplinary collaboration to complete prefeasibility level assessments that converted resources to reserves.  Prior to joining Fortitude, Mr. Turner served in various capacities in his 13 years with Stantec, most recently as Manager of Geology and Practice Leader for Stantec's Mine Exploration & Resource Assessment subdiscipline.  Mr. Turner holds bachelor’s and master’s degrees in science from the University of Alberta, is a Professional Geologist, and belongs to the Geological Society of Nevada and Society of Economic Geologists.

In the Vice President of Exploration position with the Company, Mr. Turner will have a base salary of $230,000, and be eligible for annual short-term incentives (cash bonus) and long-term incentives (equity bonus) at the discretion of the Board of Directors. In addition, Mr. Turner will receive a grant of 36,000 restricted stock units which will vest one-third per year over a three-year period. If Mr. Turner voluntarily separates employment from the Company prior to the vesting of the restricted stock unit grants, the units will be subject to cancellation.

There is no other arrangement or understanding between Mr. Turner and any other persons pursuant to which he was elected as the Vice President of Exploration of the Company. Mr. Turner does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Turner has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2023	FORTITUDE GOLD CORPORATION

	By:	/s/ Jason D. Reid
Jason D. Reid, Chief Executive Officer